UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2009

MobiClear Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

27th Floor, Chatham House
Salcedo Village, Makati City
Philippines		1227
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		632-884-1793

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 17, 2009, MobiClear Inc. entered into an agreement with Transpacific Broadband Group International, a company organized under the laws of the Philippines, under which Transpacific will provide Mobiclear with office space and parking facilities as well as collocation services, hosting and Internet bandwidth. Additionally, Mobiclear and Transpacific intend to investigate opportunities for the companies to develop jointly in the telecommunications and internet industries. Simoun Ung, a director of Mobiclear, is also a director of Transpacific.

The parties have agreed that the cost of the office space and services to be provided by Transpacific will be US$48,000, which Mobiclear has agreed to pay through the issuance to Transpacific of 9,600,000 shares of Mobiclear’s common stock.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. This transaction was made in reliance on Regulation S. The recipient of the common stock represented in writing that it was not a resident of the United States, acknowledged in writing that the securities constituted restricted securities, and consented to a restrictive legend on the certificates to be issued.

EXPLANATORY NOTE

The information included in exhibit 99.01 is being furnished pursuant to Item 7.01 and Item 9.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On February 17, 2009, Mobiclear Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

10	Material Contracts
10.21	Memorandum of Agreement for Strategic Investment in Mobiclear, effective as of February 16, 2009	Attached

99	Miscellaneous
99.01	Press release dated February 17, 2009	Attached

_______________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBICLEAR INC. Registrant

Date: February 23, 2009	By:	/s/ Kenneth G.C. Telford
Kenneth G.C. Telford
Chief Financial Officer

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